The Bank of New York Mellon Corporation

Financial Supplement

First Quarter 2019

THE BANK OF NEW YORK MELLON CORPORATION
CONSOLIDATED FINANCIAL HIGHLIGHTS
(dollars in millions, except per common share amounts, or unless otherwise noted)						1Q19 vs.
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Selected income statement data
Fee revenue	$3,031	$3,146	$3,168	$3,209	$3,319	(4)%	(9)%
Net securities gains (losses)	1	—	—	1	(49)	N/M	N/M
Fee and other revenue	3,032	3,146	3,168	3,210	3,270	(4)	(7)
Income (loss) from consolidated investment management funds	26	(24)	10	12	(11)	N/M	N/M
Net interest revenue	841	885	891	916	919	(5)	(8)
Total revenue	3,899	4,007	4,069	4,138	4,178	(3)	(7)
Provision for credit losses	7	—	(3)	(3)	(5)	N/M	N/M
Noninterest expense	2,699	2,987	2,738	2,747	2,739	(10)	(1)
Income before income taxes	1,193	1,020	1,334	1,394	1,444	17	(17)
Provision for income taxes	237	150	220	286	282	58	(16)
Net income	$956	$870	$1,114	$1,108	$1,162	10%	(18)%
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$910	$832	$1,075	$1,055	$1,135	9%	(20)%

Diluted earnings per common share	$0.94	$0.84	$1.06	$1.03	$1.10	12%	(15)%
Average common shares and equivalents outstanding - diluted (in thousands)	965,960	988,650	1,003,665	1,014,357	1,021,731	(2)%	(5)%

Financial ratios (Quarterly returns are annualized)
Pre-tax operating margin	31%	25%	33%	34%	35%
Return on common equity (a)	10.0%	8.7%	11.2%	11.2%	12.2%
Return on tangible common equity – Non-GAAP (a)	20.7%	17.9%	23.1%	23.5%	25.9%
Percent of non-U.S. total revenue	36%	36%	37%	37%	37%

Period end
Assets under custody and/or administration (“AUC/A”) (in trillions) (b)	$34.5	$33.1	$34.5	$33.6	$33.5	4%	3%
Assets under management (“AUM”) (in trillions)	$1.84	$1.72	$1.83	$1.81	$1.87	7%	(1)%

Full-time employees	49,800	51,300	52,000	52,000	52,100	(3)%	(4)%
Book value per common share (a)	$39.36	$38.63	$38.45	$37.97	$37.78
Tangible book value per common share – Non-GAAP (a)	$19.74	$19.04	$19.35	$19.00	$18.78
Cash dividends per common share	$0.28	$0.28	$0.28	$0.24	$0.24
Common dividend payout ratio	30%	33%	26%	23%	22%
Closing stock price per common share	$50.43	$47.07	$50.99	$53.93	$51.53
Market capitalization	$48,288	$45,207	$50,418	$53,927	$52,080
Common shares outstanding (in thousands)	957,517	960,426	988,777	999,945	1,010,676

Capital ratios at period end (c)
Common Equity Tier 1 ("CET1") ratio	11.0%	10.7%	11.2%	11.0%	10.7%
Tier 1 capital ratio	13.1%	12.8%	13.3%	13.1%	12.7%
Total capital ratio	13.9%	13.6%	14.1%	13.8%	13.4%
Supplementary leverage ratio ("SLR")	6.3%	6.0%	6.4%	6.1%	5.9%
(a)    Non-GAAP information, for all periods presented, excludes goodwill and intangible assets, net of deferred tax liabilities. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of Non-GAAP measures.

(b)    Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018, $1.4 trillion at Sept. 30, 2018 and June 30, 2018 and $1.3 trillion at March 31, 2018.

(c) Regulatory capital ratios for March 31, 2019 are preliminary. All risk-based capital ratios are presented using Advanced Approaches risk-weightings.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED INCOME STATEMENT
(dollars in millions, except per share amounts; common shares in thousands)						1Q19 vs.
	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Revenue
Investment services fees:
Asset servicing fees	$1,122	$1,126	$1,157	$1,157	$1,168	—%	(4)%
Clearing services fees (a)	398	398	393	401	424	—	(6)
Issuer services fees	251	286	287	266	260	(12)	(3)
Treasury services fees	132	139	137	140	138	(5)	(4)
Total investment services fees (a)	1,903	1,949	1,974	1,964	1,990	(2)	(4)
Investment management and performance fees (a)	841	884	912	901	950	(5)	(11)
Foreign exchange and other trading revenue	170	181	155	187	209	(6)	(19)
Financing-related fees	51	50	52	53	52	2	(2)
Distribution and servicing	31	35	34	34	36	(11)	(14)
Investment and other income	35	47	41	70	82	N/M	N/M
Total fee revenue	3,031	3,146	3,168	3,209	3,319	(4)	(9)
Net securities gains (losses)	1	—	—	1	(49)	N/M	N/M
Total fee and other revenue	3,032	3,146	3,168	3,210	3,270	(4)	(7)
Income (loss) from consolidated investment management funds	26	(24)	10	12	(11)	N/M	N/M
Net interest revenue	841	885	891	916	919	(5)	(8)
Total revenue	3,899	4,007	4,069	4,138	4,178	(3)	(7)
Provision for credit losses	7	—	(3)	(3)	(5)	N/M	N/M
Noninterest expense
Staff	1,524	1,602	1,478	1,489	1,576	(5)	(3)
Professional, legal and other purchased services	325	383	332	328	291	(15)	12
Software and equipment	283	300	262	266	234	(6)	21
Net occupancy	137	196	139	156	139	(30)	(1)
Sub-custodian and clearing	105	115	106	110	119	(9)	(12)
Distribution and servicing	91	95	99	106	106	(4)	(14)
Business development	45	64	51	62	51	(30)	(12)
Bank assessment charges	31	22	49	47	52	41	(40)
Amortization of intangible assets	29	35	48	48	49	(17)	(41)
Other	129	175	174	135	122	(26)	6
Total noninterest expense	2,699	2,987	2,738	2,747	2,739	(10)	(1)
Income before income taxes	1,193	1,020	1,334	1,394	1,444	17	(17)
Provision for income taxes	237	150	220	286	282	58	(16)
Net income	956	870	1,114	1,108	1,162	10	(18)
Net (income) loss attributable to noncontrolling interests	(10)	11	(3)	(5)	9	N/M	N/M
Preferred stock dividends	(36)	(49)	(36)	(48)	(36)	N/M	N/M
Net income applicable to common shareholders of The Bank of New York Mellon Corporation	$910	$832	$1,075	$1,055	$1,135	9%	(20)%

Average common shares and equivalents outstanding: Basic	962,397	984,343	999,808	1,010,179	1,016,797	(2)%	(5)%
Diluted	965,960	988,650	1,003,665	1,014,357	1,021,731	(2)%	(5)%

Earnings per common share: Basic	$0.94	$0.84	$1.07	$1.04	$1.11	12%	(15)%
Diluted	$0.94	$0.84	$1.06	$1.03	$1.10	12%	(15)%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEET
	2019	2018
(in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Assets
Cash and due from:
Banks	$5,980	$5,864	$5,047	$5,361	$4,636
Interest-bearing deposits with the Federal Reserve and other central banks	60,699	67,988	74,725	75,116	91,431
Interest-bearing deposits with banks	13,681	14,148	14,519	16,134	15,186
Federal funds sold and securities purchased under resale agreements	40,158	46,795	28,722	26,494	28,784
Securities	117,504	119,791	118,641	119,081	118,789
Trading assets	6,868	7,035	7,804	7,035	8,596
Loans	53,487	56,564	53,987	57,776	60,809
Allowance for loan losses	(146)	(146)	(140)	(145)	(156)
Net loans	53,341	56,418	53,847	57,631	60,653
Premises and equipment (a)	3,010	1,832	1,832	1,752	1,702
Accrued interest receivable	651	671	640	663	610
Goodwill	17,367	17,350	17,390	17,418	17,596
Intangible assets	3,193	3,220	3,258	3,308	3,370
Other assets	23,228	21,298	22,846	22,507	21,638
Subtotal assets of operations	345,680	362,410	349,271	352,500	372,991
Assets of consolidated investment management funds, at fair value	452	463	499	428	606
Total assets	$346,132	$362,873	$349,770	$352,928	$373,597
Liabilities
Deposits	$222,382	$238,778	$231,590	$230,560	$241,844
Federal funds purchased and securities sold under repurchase agreements	11,761	14,243	10,158	13,200	21,600
Trading liabilities	3,892	3,479	3,536	3,580	3,365
Payables to customers and broker-dealers	19,310	19,731	18,683	19,123	20,172
Commercial paper	2,773	1,939	735	2,508	3,936
Other borrowed funds	3,932	3,227	2,934	3,053	1,550
Accrued taxes and other expenses	4,686	5,669	5,601	5,452	5,349
Other liabilities (a)	8,050	5,774	6,552	5,443	5,707
Long-term debt	27,874	29,163	28,113	28,260	27,939
Subtotal liabilities of operations	304,660	322,003	307,902	311,179	331,462
Liabilities of consolidated investment management funds, at fair value	3	2	7	3	11
Total liabilities	304,663	322,005	307,909	311,182	331,473
Temporary equity
Redeemable noncontrolling interests	122	129	211	189	184
Permanent equity
Preferred stock	3,542	3,542	3,542	3,542	3,542
Common stock	14	14	14	14	14
Additional paid-in capital	27,349	27,118	27,034	26,981	26,911
Retained earnings	29,382	28,652	28,098	27,306	26,496
Accumulated other comprehensive loss, net of tax	(2,990)	(3,171)	(2,983)	(2,795)	(2,343)
Less: Treasury stock, at cost	(16,072)	(15,517)	(14,145)	(13,543)	(12,892)
Total The Bank of New York Mellon Corporation shareholders’ equity	41,225	40,638	41,560	41,505	41,728
Nonredeemable noncontrolling interests of consolidated investment management funds	122	101	90	52	212
Total permanent equity	41,347	40,739	41,650	41,557	41,940
Total liabilities, temporary equity and permanent equity	$346,132	$362,873	$349,770	$352,928	$373,597
(a)    In 1Q19, we adopted new accounting guidance included in Accounting Standards Update ("ASU") 2016-02, Leases, prospectively, which required the recognition of right-of-use assets (included in premises and equipment) and lease liabilities (included in other liabilities).

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE

						1Q19 vs.
(dollars in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Investment services fees:
Asset servicing fees	$1,074	$1,079	$1,099	$1,097	$1,113	—%	(4)%
Securities lending revenue	48	47	58	60	55	2	(13)
Clearing services fees (a)	398	398	393	401	424	—	(6)
Issuer services fees	251	286	287	266	260	(12)	(3)
Treasury services fees	132	139	137	140	138	(5)	(4)
Total investment services fees (a)	1,903	1,949	1,974	1,964	1,990	(2)	(4)
Investment management and performance fees (a)(b)(c)	841	884	912	901	950	(5)	(11)
Foreign exchange and other trading revenue:
Foreign exchange	160	159	150	171	183	1	(13)
Other trading revenue	10	22	5	16	26	N/M	N/M
Total foreign exchange and other trading revenue	170	181	155	187	209	(6)	(19)
Financing-related fees	51	50	52	53	52	2	(2)
Distribution and servicing	31	35	34	34	36	(11)	(14)
Investment and other income:
Corporate/bank-owned life insurance	30	42	36	31	36	N/M	N/M
Expense reimbursements from joint venture	19	19	17	19	16	N/M	N/M
Asset-related gains	1	2	7	15	46	N/M	N/M
Seed capital (losses) gains (b)	(2)	(8)	8	3	—	N/M	N/M
Other (loss) income	(13)	(8)	(27)	2	(16)	N/M	N/M
Total investment and other income (b)	35	47	41	70	82	N/M	N/M
Total fee revenue	3,031	3,146	3,168	3,209	3,319	(4)	(9)
Net securities gains (losses)	1	—	—	1	(49)	N/M	N/M
Total fee and other revenue	$3,032	$3,146	$3,168	$3,210	$3,270	(4)%	(7)%
(a) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(b) Excludes seed capital gains related to consolidated investment management funds, which are reflected in operations of consolidated investment management funds.
(c)    On a constant currency basis (Non-GAAP), investment management and performance fees decreased 9% compared with 1Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AVERAGE BALANCES AND INTEREST RATES
	1Q19		4Q18		3Q18		2Q18		1Q18
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
(dollars in millions, presented on an FTE basis)
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign banks)	$13,857	1.85%	$14,666	1.67%	$14,691	1.58%	$15,748	1.41%	$13,850	1.25%
Interest-bearing deposits with the Federal Reserve and other central banks	63,583	0.87	63,916	0.89	61,216	0.80	69,676	0.77	79,068	0.64
Federal funds sold and securities purchased under resale agreements (a)	28,968	6.63	28,843	5.98	26,738	4.18	28,051	3.29	27,903	2.47
Margin loans	12,670	4.34	13,369	4.08	13,738	3.74	14,838	3.46	15,674	2.98
Non-margin loans:
Domestic offices	28,177	3.85	29,576	3.73	28,628	3.59	29,970	3.44	30,415	3.02
Foreign offices	10,511	3.32	10,889	3.10	11,441	2.98	12,258	2.87	12,517	2.51
Total non-margin loans	38,688	3.70	40,465	3.56	40,069	3.42	42,228	3.27	42,932	2.87
Securities:
U.S. government obligations	23,597	2.22	24,531	2.14	24,423	2.09	23,199	2.02	23,460	1.88
U.S. government agency obligations	64,867	2.63	64,496	2.54	64,612	2.40	63,022	2.37	62,975	2.23
State and political subdivisions - tax-exempt	2,206	2.71	2,263	2.63	2,453	2.77	2,677	2.75	2,875	2.62
Other securities	28,647	2.13	27,614	1.91	27,017	1.98	28,863	1.75	29,149	1.69
Trading securities	5,102	2.91	5,543	2.77	4,261	3.05	3,784	3.10	4,183	2.62
Total securities	124,419	2.45	124,447	2.33	122,766	2.28	121,545	2.19	122,642	2.05
Total interest-earning assets	$282,185	2.75%	$285,706	2.60%	$279,218	2.33%	$292,086	2.14%	$302,069	1.85%
Noninterest-earning assets	53,980		52,885		53,123		54,242		56,106
Total assets	$336,165		$338,591		$332,341		$346,328		$358,175

Liabilities and total equity
Interest-bearing liabilities:
Interest-bearing deposits:
Domestic offices	$70,562	1.29%	$72,929	1.19%	$57,942	0.97%	$54,200	0.78%	$51,612	0.55%
Foreign offices	89,317	0.76	88,734	0.59	90,694	0.42	98,599	0.28	104,092	0.18
Total interest-bearing deposits	159,879	0.99	161,663	0.86	148,636	0.63	152,799	0.45	155,704	0.30
Federal funds purchased and securities sold under repurchase agreements (a)	11,922	11.26	10,980	10.95	14,199	5.33	18,146	3.48	18,963	2.29
Trading liabilities	1,305	2.25	1,330	1.86	1,150	2.32	1,198	2.43	1,569	2.26
Other borrowed funds	3,305	2.87	2,903	2.44	2,747	2.33	2,399	2.40	2,119	1.67
Commercial paper	1,377	2.44	353	2.41	3,102	2.10	3,869	2.13	3,131	1.59
Payables to customers and broker-dealers	16,108	1.76	15,727	1.61	16,252	1.23	16,349	1.10	17,101	0.75
Long-term debt	28,254	3.52	28,201	3.29	28,074	3.17	28,349	3.06	28,407	2.49
Total interest-bearing liabilities	$222,150	1.96%	$221,157	1.75%	$214,160	1.37%	$223,109	1.14%	$226,994	0.82%
Total noninterest-bearing deposits	54,583		58,972		60,677		64,768		71,005
Other noninterest-bearing liabilities	18,628		16,754		15,660		16,857		18,571
Total The Bank of New York Mellon Corporation shareholders’ equity	40,628		41,428		41,578		41,292		41,135
Noncontrolling interests	176		280		266		302		470
Total liabilities and shareholders’ equity	$336,165		$338,591		$332,341		$346,328		$358,175
Net interest margin		1.20%		1.24%		1.27%		1.26%		1.22%
Net interest margin (FTE) – Non-GAAP (b)		1.20%		1.24%		1.28%		1.26%		1.23%
(a)    Includes the impact of offsetting under enforceable netting agreements of approximately $44 billion for 1Q19, $43 billion for 4Q18, $26 billion for 3Q18, $18 billion for 2Q18 and $14 billion for 1Q18. Excluding the impact of offsetting, the yield on federal funds sold and securities purchased under resale agreements would have been 2.63% for 1Q19, 2.41% for 4Q18, 2.12% for 3Q18, 2.01% for 2Q18 and 1.65% for 1Q18.  Excluding the impact of offsetting, the rate on federal funds purchased and securities sold under repurchase agreements would have been 2.40% for 1Q19, 2.24% for 4Q18, 1.88% for 3Q18, 1.75% for 2Q18 and 1.32% for 1Q18.

(b) See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.
Note: Interest and average rates were calculated on an FTE basis, at tax rates of approximately 21%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION
CAPITAL AND LIQUIDITY
	2019	2018
(dollars in millions)	March 31	Dec. 31	Sept. 30	June 30	March 31
Consolidated regulatory capital ratios (a)
Standardized Approach:
CET1 capital	$18,157	$17,567	$18,517	$18,386	$18,334
Tier 1 capital	21,639	21,044	22,002	21,877	21,835
Total capital	23,136	22,536	23,497	23,375	23,340
Risk-weighted assets	151,461	149,618	149,348	154,612	156,472

CET1 ratio	12.0%	11.7%	12.4%	11.9%	11.7%
Tier 1 capital ratio	14.3	14.1	14.7	14.1	14.0
Total capital ratio	15.3	15.1	15.7	15.1	14.9

Advanced Approaches:
CET1 capital	$18,157	$17,567	$18,517	$18,386	$18,334
Tier 1 capital	21,639	21,044	22,002	21,877	21,835
Total capital	22,946	22,349	23,299	23,174	23,121
Risk-weighted assets	165,532	164,671	165,137	167,580	171,910

CET1 ratio	11.0%	10.7%	11.2%	11.0%	10.7%
Tier 1 capital ratio	13.1	12.8	13.3	13.1	12.7
Total capital ratio	13.9	13.6	14.1	13.8	13.4

Tier 1 leverage ratio	6.8%	6.6%	7.0%	6.7%	6.5%

SLR:
Leverage exposure	$344,790	$347,943	$341,566	$355,773	$367,818
SLR	6.3%	6.0%	6.4%	6.1%	5.9%

Average liquidity coverage ratio (“LCR”)	118%	118%	121%	118%	116%
(a)    Regulatory capital ratios for March 31, 2019 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for the periods noted above was the Advanced Approaches.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						1Q19 vs.
(dollars in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Revenue:
Investment services fees:
Asset servicing fees (ex. securities lending revenue) (a)	$1,059	$1,063	$1,084	$1,080	$1,095	—%	(3)%
Securities lending revenue	44	43	52	55	48	2	(8)
Clearing services fees (b)	398	398	393	400	424	—	(6)
Issuer services fees	251	286	288	265	260	(12)	(3)
Treasury services fees	132	139	136	140	138	(5)	(4)
Total investment services fees (b)	1,884	1,929	1,953	1,940	1,965	(2)	(4)
Foreign exchange and other trading revenue	157	163	161	172	169	(4)	(7)
Other (b)(c)	113	121	116	121	116	(7)	(3)
Total fee and other revenue	2,154	2,213	2,230	2,233	2,250	(3)	(4)
Net interest revenue	796	827	827	874	844	(4)	(6)
Total revenue	2,950	3,040	3,057	3,107	3,094	(3)	(5)
Provision for credit losses	8	6	1	1	(7)	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	1,949	2,090	1,995	1,931	1,913	(7)	2
Amortization of intangible assets	20	22	35	36	36	(9)	(44)
Total noninterest expense	1,969	2,112	2,030	1,967	1,949	(7)	1
Income before taxes	$973	$922	$1,026	$1,139	$1,152	6%	(16)%

Pre-tax operating margin	33%	30%	34%	37%	37%

Total revenue by line of business:
Asset Servicing	$1,407	$1,435	$1,458	$1,520	$1,519	(2)%	(7)%
Pershing	554	558	558	558	581	(1)	(5)
Issuer Services	396	441	453	431	418	(10)	(5)
Treasury Services	317	328	324	329	321	(3)	(1)
Clearance and Collateral Management	276	278	264	269	255	(1)	8
Total revenue by line of business	$2,950	$3,040	$3,057	$3,107	$3,094	(3)%	(5)%
(a) Asset servicing fees include the fees from the Clearance and Collateral Management business.
(b) In 1Q19, we reclassified certain platform-related fees to clearing services fees from investment management and performance fees. Prior periods have been reclassified.
(c) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue and investment and other income.
N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS

						1Q19 vs.
(dollars in millions unless otherwise noted)	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Average loans	$33,171	$35,540	$35,044	$38,002	$39,200	(7)%	(15)%
Average assets	$255,891	$262,584	$246,276	$264,387	$278,095	(3)%	(8)%
Average deposits	$195,082	$203,416	$192,741	$203,064	$214,130	(4)%	(9)%

AUC/A at period end (in trillions) (a)(b)	$34.5	$33.1	$34.5	$33.6	$33.5	4%	3%
Market value of securities on loan at period end (in billions) (c)	$377	$373	$415	$432	$436	1%	(14)%

Pershing
Average active clearing accounts (U.S. platform) (in thousands)	6,169	6,125	6,108	6,080	6,075	1%	2%
Average long-term mutual fund assets (U.S. platform)	$507,606	$489,491	$527,336	$512,645	$514,542	4%	(1)%
Average investor margin loans (U.S. platform)	$10,093	$10,921	$10,696	$10,772	$10,930	(8)%	(8)%

Clearance and Collateral Management
Average tri-party collateral management balances (in billions)	$3,266	$3,181	$2,995	$2,801	$2,698	3%	21%
(a) March 31, 2019 information is preliminary.
(b) Includes the AUC/A of CIBC Mellon of $1.3 trillion at March 31, 2019, $1.2 trillion at Dec. 31, 2018, $1.4 trillion at Sept. 30, 2018 and June 30, 2018 and $1.3 trillion at March 31, 2018.
(c)    Represents the total amount of securities on loan in our agency securities lending program managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $62 billion at March 31, 2019, $58 billion at Dec.31, 2018, $69 billion at Sept. 30, 2018, $70 billion at June 30, 2018 and $73 billion at March 31, 2018.

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS

						1Q19 vs.
(dollars in millions)	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
Revenue:
Investment management fees (a)	$806	$826	$879	$885	$898	(2)%	(10)%
Performance fees	31	54	30	12	48	N/M	(35)
Investment management and performance fees (b)	837	880	909	897	946	(5)	(12)
Distribution and servicing	45	45	47	48	50	—	(10)
Other (a)	(18)	(35)	(18)	(4)	16	N/M	N/M
Total fee and other revenue (a)	864	890	938	941	1,012	(3)	(15)
Net interest revenue	75	73	77	77	76	3	(1)
Total revenue	939	963	1,015	1,018	1,088	(2)	(14)
Provision for credit losses	1	1	(2)	2	2	N/M	N/M
Noninterest expense (ex. amortization of intangible assets)	660	702	688	685	692	(6)	(5)
Amortization of intangible assets	9	13	13	12	13	(31)	(31)
Total noninterest expense	669	715	701	697	705	(6)	(5)
Income before taxes	$269	$247	$316	$319	$381	9%	(29)%

Pre-tax operating margin	29%	26%	31%	31%	35%
Adjusted pre-tax operating margin – Non-GAAP (c)	32%	29%	35%	35%	39%

Total revenue by line of business:
Asset Management	$637	$660	$704	$702	$770	(3)%	(17)%
Wealth Management	302	303	311	316	318	—	(5)
Total revenue by line of business	$939	$963	$1,015	$1,018	$1,088	(2)%	(14)%

Average loans	$16,403	$16,485	$16,763	$16,974	$16,876	—%	(3)%
Average assets	$31,857	$31,043	$31,283	$31,504	$31,963	3%	—%
Average deposits	$15,815	$14,893	$14,634	$14,252	$13,363	6%	18%
(a)    Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing fees, treasury services fees, foreign exchange and other trading revenue and investment and other income.

(b)    On a constant currency basis, investment management and performance fees decreased 9% (Non-GAAP) compared with 1Q18. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

(c)    Net of distribution and servicing expense. See "Supplemental Information - Explanation of GAAP and Non-GAAP Financial Measures" beginning on page 16 for the reconciliation of this Non-GAAP measure.

N/M - Not meaningful.

THE BANK OF NEW YORK MELLON CORPORATION
AUM BY PRODUCT, AUM FLOWS AND WEALTH MANAGEMENT CLIENT ASSETS

						1Q19 vs.
(dollars in billions)	1Q19	4Q18	3Q18	2Q18	1Q18	4Q18	1Q18
AUM by product type (a)(b)
Equity	$149	$135	$167	$160	$161	10%	(7)%
Fixed income	208	200	202	197	206	4	1
Index	333	301	352	334	333	11	—
Liability-driven investments	709	659	652	663	700	8	1
Multi-asset and alternative investments	178	167	184	181	185	7	(4)
Cash	264	260	271	270	283	2	(7)
Total AUM by product type	$1,841	$1,722	$1,828	$1,805	$1,868	7%	(1)%

Changes in AUM (a)(b)
Beginning balance of AUM	$1,722	$1,828	$1,805	$1,868	$1,893
Net inflows (outflows):
Long-term strategies:
Equity	(4)	(8)	(2)	(3)	—
Fixed income	3	(1)	2	(4)	7
Liability-driven investments	5	14	16	2	13
Multi-asset and alternative investments	(4)	(2)	2	(3)	(3)
Total long-term active strategies inflows (outflows)	—	3	18	(8)	17
Index	(2)	(11)	(3)	(7)	(13)
Total long-term strategies (outflows) inflows	(2)	(8)	15	(15)	4
Short-term strategies:
Cash	2	(10)	—	(11)	(14)
Total net inflows (outflows)	—	(18)	15	(26)	(10)
Net market impact	103	(69)	18	17	(14)
Net currency impact	16	(19)	(10)	(53)	29
Divestiture/Other	—	—	—	(1)	(30)
Ending balance of AUM	$1,841	$1,722	$1,828	$1,805	$1,868	7%	(1)%

Wealth Management client assets (a)(c)	$253	$239	$261	$254	$255	6%	(1)%
(a) March 31, 2019 information is preliminary.
(b) Excludes securities lending cash management assets and assets managed in the Investment Services business.
(c) Includes AUM and AUC/A in the Wealth Management business. The 1Q18 amount was revised to include additional AUC/A.

THE BANK OF NEW YORK MELLON CORPORATION
OTHER SEGMENT

(in millions)	1Q19	4Q18	3Q18	2Q18	1Q18
Fee revenue	$29	$29	$7	$40	$57
Net securities gains (losses)	1	—	—	1	(49)
Total fee and other revenue	30	29	7	41	8
Net interest (expense)	(30)	(15)	(13)	(35)	(1)
Total revenue (loss)	—	14	(6)	6	7
Provision for credit losses	(2)	(7)	(2)	(6)	—
Noninterest expense	61	160	6	81	87
(Loss) before taxes	$(59)	$(139)	$(10)	$(69)	$(80)

Average loans and leases	$1,784	$1,809	$2,000	$2,090	$2,530
Average assets	$48,417	$44,964	$54,782	$50,437	$48,117

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SECURITIES PORTFOLIO

(dollars in millions)	Dec. 31, 2018		1Q19 change in unrealized gain (loss)	March 31, 2019			Fair value as a % of amortized cost (a)	Unrealized gain (loss)		Ratings (b)
				Amortized cost	Fair value					AAA/ AA-	A+/ A-	BBB+/ BBB-	BB+ and lower	Not rated
	Fair value
Agency RMBS	$50,214		$428	$51,331	$50,872		99%	$(459)		100%	—%	—%	—%	—%
U.S. Treasury	24,792		55	19,615	19,545		100	(70)		100	—	—	—	—
Sovereign debt/sovereign guaranteed	11,577		26	12,704	12,811		101	107		76	5	18	1	—
Agency commercial MBS	10,947		39	10,845	10,800		100	(45)		100	—	—	—	—
U.S. government agencies	3,157		13	3,559	3,556		100	(3)		100	—	—	—	—
Supranational	3,006		14	3,532	3,541		100	9		100	—	—	—	—
CLOs	3,364		21	3,398	3,373		99	(25)		98	—	—	1	1
Foreign covered bonds	2,959		13	3,051	3,053		100	2		100	—	—	—	—
State and political subdivisions	2,264		21	2,166	2,183		101	17		78	21	—	—	1
Other asset-backed securities	1,773		1	2,039	2,037		100	(2)		99	—	1	—	—
Non-agency commercial MBS	1,470		16	1,481	1,476		100	(5)		97	3	—	—	—
Non-agency RMBS (c)	1,427		(7)	1,129	1,354		120	225		11	12	6	46	25
Corporate bonds	1,054		23	900	903		100	3		14	68	18	—	—
Other	1,238		—	1,474	1,476		100	2		95	—	—	—	5
Total investment securities	$119,242	(d)	$663	$117,224	$116,980	(d)	100%	$(244)	(d)(e)	95%	2%	2%	1%	—%
(a) Amortized cost reflects historical impairments.
(b) Represents ratings by S&P, or the equivalent.
(c) Includes RMBS that were included in the former Grantor Trust of $832 million at Dec. 31, 2018 and $791 million at March 31, 2019.
(d) Includes net unrealized gains on derivatives hedging securities available-for-sale of $131 million at Dec. 31, 2018 and net unrealized losses of $252 million at March 31, 2019.
(e) Includes unrealized gains of $28 million at March 31, 2019 related to available-for-sale securities, net of hedges.

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES AND NONPERFORMING ASSETS

	2019		2018
(dollars in millions)	March 31		Dec. 31	Sept. 30	June 30	March 31
Allowance for credit losses - beginning of period:
Allowance for loan losses	$146		$140	$145	$156	$159
Allowance for lending-related commitments	106		111	109	100	102
Allowance for credit losses - beginning of period	$252		$251	$254	$256	$261

Net (charge-offs) recoveries :
Charge-offs	(11)		—	(1)	—	—
Recoveries	—		1	1	1	—
Total net (charge-offs) recoveries	(11)		1	—	1	—
Provision for credit losses	7		—	(3)	(3)	(5)
Allowance for credit losses - end of period	$248		$252	$251	$254	$256

Allowance for credit losses - end of period:
Allowance for loan losses	$146		$146	$140	$145	$156
Allowance for lending-related commitments	102		106	111	109	100
Allowance for credit losses - end of period	$248		$252	$251	$254	$256

Allowance for loan losses as a percentage of total loans	0.27%		0.26%	0.26%	0.25%	0.26%

Nonperforming assets	$174	(a)	$79	$81	$82	$85
(a) Includes nonperforming loans to a California utility company that filed for bankruptcy.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in this Financial Supplement certain Non-GAAP financial measures on a tangible basis, as a supplement to GAAP information. Tangible common shareholders’ equity excludes goodwill and intangible assets, net of deferred tax liabilities. BNY Mellon believes that the return on tangible common equity measure is an additional useful measure for investors because it presents a measure of those assets that can generate income. BNY Mellon has provided a measure of tangible book value per common share, which we believe provides additional useful information as to the level of tangible assets in relation to shares of common stock outstanding.

Net interest revenue (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP include the tax equivalent adjustments on tax-exempt income which allows for the comparison of amounts arising from both taxable and tax-exempt sources and is consistent with industry practice. The adjustment to an FTE basis has no impact on net income.

BNY Mellon has presented the operating margin for the Investment Management business net of distribution and servicing expense that was passed to third parties who distribute or service our managed funds. BNY Mellon believes that this measure is useful when evaluating the performance of the Investment Management business relative to industry competitors.

The presentation of the growth rates of investment management and performance fees on a constant currency basis permits investors to assess the significance of changes in foreign currency exchange rates. Growth rates on a constant currency basis were determined by applying the current period foreign currency exchange rates to the prior period revenue. BNY Mellon believes that this presentation, as a supplement to GAAP information, gives investors a clearer picture of the related revenue results without the variability caused by fluctuations in foreign currency exchange rates.

Notes:
Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Return on common equity and tangible common equity reconciliation
(dollars in millions)	1Q19	4Q18	3Q18	2Q18	1Q18
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$910	$832	$1,075	$1,055	$1,135
Add: Amortization of intangible assets	29	35	48	48	49
Less: Tax impact of amortization of intangible assets	7	8	11	11	12
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets – Non-GAAP	$932	$859	$1,112	$1,092	$1,172

Average common shareholders’ equity	$37,086	$37,886	$38,036	$37,750	$37,593
Less: Average goodwill	17,376	17,358	17,391	17,505	17,581
Average intangible assets	3,209	3,239	3,283	3,341	3,397
Add: Deferred tax liability – tax deductible goodwill	1,083	1,072	1,066	1,054	1,042
Deferred tax liability – intangible assets	690	692	699	709	716
Average tangible common shareholders’ equity – Non-GAAP	$18,274	$19,053	$19,127	$18,667	$18,373

Return on common equity – GAAP	10.0%	8.7%	11.2%	11.2%	12.2%
Return on tangible common equity – Non-GAAP	20.7%	17.9%	23.1%	23.5%	25.9%

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Book value and tangible book value per common share reconciliation	2019	2018
(dollars in millions, except common shares)	March 31	Dec. 31	Sept. 30	June 30	March 31
BNY Mellon shareholders’ equity at period end – GAAP	$41,225	$40,638	$41,560	$41,505	$41,728
Less: Preferred stock	3,542	3,542	3,542	3,542	3,542
BNY Mellon common shareholders’ equity at period end – GAAP	37,683	37,096	38,018	37,963	38,186
Less: Goodwill	17,367	17,350	17,390	17,418	17,596
Intangible assets	3,193	3,220	3,258	3,308	3,370
Add: Deferred tax liability – tax deductible goodwill	1,083	1,072	1,066	1,054	1,042
Deferred tax liability – intangible assets	690	692	699	709	716
BNY Mellon tangible common shareholders’ equity at period end – Non-GAAP	$18,896	$18,290	$19,135	$19,000	$18,978

Period-end common shares outstanding (in thousands)	957,517	960,426	988,777	999,945	1,010,676

Book value per common share – GAAP	$39.36	$38.63	$38.45	$37.97	$37.78
Tangible book value per common share – Non-GAAP	$19.74	$19.04	$19.35	$19.00	$18.78

Net interest margin reconciliation
(dollars in millions)	1Q19	4Q18	3Q18	2Q18	1Q18
Net interest revenue – GAAP	$841	$885	$891	$916	$919
Add: Tax equivalent adjustment	4	4	5	5	6
Net interest revenue (FTE) – Non-GAAP	$845	$889	$896	$921	$925

Average interest-earning assets	$282,185	$285,706	$279,218	$292,086	$302,069

Net interest margin – GAAP (a)	1.20%	1.24%	1.27%	1.26%	1.22%
Net interest margin (FTE) – Non-GAAP (a)	1.20%	1.24%	1.28%	1.26%	1.23%
(a) Net interest margin is annualized.

THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES
Pre-tax operating margin reconciliation - Investment Management business
(dollars in millions)	1Q19	4Q18	3Q18	2Q18	1Q18
Income before income taxes – GAAP	$269	$247	$316	$319	$381

Total revenue – GAAP	$939	$963	$1,015	$1,018	$1,088
Less: Distribution and servicing expense	91	95	99	103	110
Adjusted total revenue, net of distribution and servicing expense – Non-GAAP	$848	$868	$916	$915	$978

Pre-tax operating margin – GAAP (a)	29%	26%	31%	31%	35%
Adjusted pre-tax operating margin, net of distribution and servicing expense – Non-GAAP (a)	32%	29%	35%	35%	39%
(a) Income before income taxes divided by total revenue.

Constant currency reconciliations			1Q19 vs.
(dollars in millions)	1Q19	1Q18	1Q18
Consolidated:
Investment management and performance fees	$841	$950	(11)%
Impact of changes in foreign currency exchange rates	—	(22)
Adjusted investment management and performance fees – Non-GAAP	$841	$928	(9)%

Investment Management business:
Investment management and performance fees	$837	$946	(12)%
Impact of changes in foreign currency exchange rates	—	(22)
Adjusted investment management and performance fees – Non-GAAP	$837	$924	(9)%